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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


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FORM 8-K


CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 7, 2000





	GENESIS ENERGY, L.P.
	(Exact name of registrant as specified in its charter)




	Delaware	      1-12295	        76-0513049
	(State or other jurisdiction of	  (Commission	  (I.R.S. Employer
	incorporation or organization)	   File Number)  Identification No.)




	500 Dallas, Suite 2500, Houston, Texas	77002
	(Address of principal executive offices)	(Zip Code)




	(713) 860-2500
	(Registrant's telephone number, including area code)





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Item 5.  Other Events.

At a Special Meeting of Unitholders held on December 7, 2000, the proposal to restructure Genesis Energy, L.P., was approved. The restructuring is described in the press release filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

	  Exhibit.

  99.1  Press release of Genesis Energy, L.P. dated December 7, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			GENESIS ENERGY, L.P.
			(A Delaware Limited Partnership)

		By:	GENESIS ENERGY, L.L.C., as
			General Partner


Date:  December 8, 2000	By:	  /s/  Ross A. Benavides
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			Ross A. Benavides
			Chief Financial Officer